UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:
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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked
AUTHENTIDATE	To Follow The Prompts To Vote Your Shares.
HOLDING CORP.
c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004–1123
Authentidate Holding Corp.
Connell Corporate Center
300 Connell Drive, 5th Floor
Berkeley Heights, NJ 07922
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
May 28, 2015

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2015 Annual Meeting of Stockholders of Authentidate Holding Corp. will be held at the company’s offices, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922 on May 28, 2015, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of seven (7) directors to our board of directors;

(2)	An advisory vote regarding the approval of compensation paid to our named executive officers;

(3)	Ratification of the appointment of Eisner Amper LLP, as the company’s independent registered public accounting firm for the 2015 fiscal year;

(4)	Approving an amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 100,000,000 to 150,000,000 shares; and

(5)	The transaction of other such business as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “for” all the nominees for election to the board directors listed in the company’s 2015 Proxy Statement, and for Proposals 2, 3, and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you
access the above website. Follow
the prompts to vote your shares.
Directions to the Annual Meeting of Stockholders are available at
http://www.authentidate.com/investors
COMPANY ID:
The Proxy Materials are available for review at:	PROXY NUMBER:
http://www.cstproxy.com/authentidate/2015	ACCOUNT NUMBER:

Authentidate Holding Corp.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

Important Notice Regarding the Availability Of Proxy Materials For the Stockholders Meeting to Be Held On May 28, 2015

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement, annual report and other proxy materials are available at:

http://www.cstproxy.com/authentidate/2015

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2015 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/authentidate/2015

-	the Company’s Annual Report for the year ended June 30, 2014.
-	the Company’s 2015 Proxy Statement.
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/authentidate/2015

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.